                                  Exhibit (21)

                         SUBSIDIARIES OF THE REGISTRANT

                                                        State of
                                                      Incorporation
                                                      -------------
SouthTrust Corporation ...............................   Not Applicable
SouthTrust Bank of Alabama, N.A.                           (1)
    SouthTrust Mortgage Corporation .................    Delaware
    SouthTrust Mobile Services, Inc. ................    Alabama
    SC Realty, Inc. .................................    Delaware
    Jackson, Incorporated ...........................    Delaware
    Magic City, Inc. ................................    Delaware
      Magic City Three, Inc. ........................    Delaware
    Magic City Two, Inc. ............................    Delaware
    SouthTrust Data Services, Inc. ..................    Alabama
      SouthTrust Technology, Inc. ...................    Alabama
    SouthTrust Capital Funding Corporation...........    Delaware
    SouthTrust Investment Services, Inc. ............    Delaware
    SouthTrust Fiduciary Services, Inc...............    Delaware
SouthTrust Bank of Dothan, N.A. .....................      (1)
    Wiregrass, Inc. .................................    Delaware
SouthTrust Bank of Calhoun County, N.A. .............      (1)
    Piedmont, Inc. ..................................    Delaware
SouthTrust Bank of Mobile ...........................    Alabama
SouthTrust Bank of Huntsville, N.A. .................      (1)
    Redstone, Inc. ..................................    Delaware
SouthTrust of Covington County, Inc. ................    Delaware
    SouthTrust Bank, N.A. ...........................      (1)
      Riverboat, Inc. ...............................    Delaware
    SouthTrust Bank of Central Alabama ..............    Alabama
      Wind Creek Insurance Agency, Inc. .............    Alabama
    SouthTrust Bank of Covington County, N.A. .......      (1)
      Rodeo, Inc. ...................................    Delaware
    Finance South, Inc. .............................    Alabama
SouthTrust Bank of Cullman, N.A. ....................      (1)
    Germantown, Inc. ................................    Delaware
SouthTrust Bank of Etowah County, N.A. ..............      (1)
    Noccolula, Inc. .................................    Delaware
SouthTrust Bank of Baldwin County ...................    Alabama
SouthTrust Bank of Marion County ....................    Alabama
SouthTrust Bank of the Quad Cities ..................    Alabama
SouthTrust Bank of Marshall County, N.A. ............      (1)
    Lakeside, Inc. ..................................    Delaware
SouthTrust Bank of Selma, N.A. ......................      (1)
SouthTrust Bank .....................................    Alabama
SouthTrust Bank of Randolph County, N.A. ............      (1)
SouthTrust Bank of Tuscaloosa County, N.A. ..........      (1)
SouthTrust Bank of Russell County ...................    Alabama
SouthTrust Bank of Coffee County ....................    Alabama
SouthTrust Bank of Talladega County .................    Alabama
SouthTrust Bank of Ozark ............................    Alabama
SouthTrust Bank of Morgan County ....................    Alabama

                         SUBSIDIARIES OF THE REGISTRANT

                                                        State of
                                                      Incorporation
                                                      -------------
SouthTrust Bank of Walker County ....................    Alabama
SouthTrust Bank of Columbus, N.A. ...................      (1)
SouthTrust of Florida, Inc. .........................    Florida
  SouthTrust Bank of Northwest Florida ..............    Florida
    Holmes Capital Corporation ......................    Florida
  SouthTrust Bank of Central Florida ................    Florida
  SouthTrust Bank of Volusia County .................    Florida
  SouthTrust Bank of the Suncoast ...................    Florida
  SouthTrust Bank of Northeast Florida, N.A. ........      (1)
  SouthTrust Bank of Orlando ........................    Florida
  SouthTrust Bank of West Florida ...................    Florida
    SouthTrust Estate & Trust Company ...............    Florida
  SouthTrust Bank of Southwest Florida, N.A. ........      (1)
SouthTrust of South Carolina, Inc. ..................    South Carolina
  SouthTrust Bank of Dillon County ..................    South Carolina
  SouthTrust Bank of Charleston, N.A. ...............      (1)
SouthTrust of Tennessee, Inc. .......................    Tennessee
  SouthTrust Bank of Tennessee ......................    Tennessee
SouthTrust of Georgia, Inc. .........................    Georgia
  SouthTrust Bank of Georgia, N.A. ..................      (1)
    SouthTrust Estate & Trust Company of
      Georgia, N.A. .................................      (1)
    Olympic City, Inc. ..............................    Delaware
    Dekalb Finance Subsidiary, Inc. .................    Georgia
    Consumer Financial Services, Inc. ...............    Georgia
SouthTrust of North Carolina, Inc. ..................    North Carolina
SouthTrust Bank of North Carolina, N.A. .............      (1)
SouthTrust Bank of Central Carolina .................    North Carolina
  Friendly Financial Center, Inc. ...................    North Carolina
  First State Service Corporation ...................    North Carolina
  CK Insurance Agency, Inc. .........................    North Carolina
SouthTrust Leasing, Inc. ............................    Delaware
SouthTrust Financial Services, Inc. .................    Alabama
Southern Financial Advisors, Inc. ...................    Alabama
SouthTrust Securities, Inc. .........................    Delaware
SouthTrust Insurance Agency, Inc. ...................    Alabama
SouthTrust Life Insurance Company ...................    Arizona
SouthTrust Community Reinvestment Corporation .......    Alabama
Reef Resorts, Incorporated ..........................    Florida
SouthTrust of Mississippi, Inc. .....................   Mississippi
  SouthTrust Bank of South Mississippi ..............   Mississippi
    First Jefferson Mortgage Company ................   Mississippi
    First Jefferson Financial Company ...............   Mississippi

(1)      National Banks are chartered under the laws of the United States.



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